UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2016

CARBONITE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35264	33-1111329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Two Avenue de Lafayette, Boston, Massachusetts 02111
(Address of principal executive offices, including ZIP code)
(617) 587-1100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §230.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §13e-4(c))

Explanatory Note

Carbonite, Inc. (the “Company”) hereby amends its Current Report on Form 8-K, originally filed on January 13, 2016, related to the acquisition of the North American cloud-based business continuity and disaster recovery assets of EVault, Inc. (“EVault”) as contemplated by that certain Asset Purchase Agreement (the “Agreement”), dated as of December 15, 2015 and amended on March 31, 2016, with EVault and Seagate Technology (US) Holdings, Inc. as sole shareholder of EVault. The Company is filing this Amendment on Form 8-K/A for the purpose of including the required financial statements and pro forma financial information in accordance with the requirements of Item 9.01 of Form 8-K and to report the completion of the acquisition of the European Union cloud-based business continuity and disaster recovery assets of EVault effective March 31, 2016.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On March 31, 2016, the Company and its wholly owned subsidiaries, Carbonite Cloud Backup (Canada) Inc., Carbonite GmbH, and Carbonite Operations BV, completed the acquisition of the European Union cloud-based business continuity and disaster recovery assets of EVault as contemplated by the Agreement. The Company had previously completed the acquisition of the assets used in the North American operations of EVault on January 13, 2016.

The forgoing summary does not purport to be complete and is qualified in its entirety by the Agreement and the amendment thereto, copies of which are attached as Exhibits 2.1 and 2.2 and incorporated by reference herein.

Item 9.01 (a), (b) and (d)	Financial Statements and Exhibits.

2.1 +
Asset Purchase Agreement by and among Carbonite, Inc., Carbonite Cloud Backup (Canada) Inc., Carbonite GmbH, Carbonite Operations BV, EVault, Inc. and Seagate Technology (US) Holdings, Inc., dated December 15, 2015

2.2 *
Amendment dated March 31, 2016 to Asset Purchase Agreement by and among Carbonite, Inc., Carbonite Cloud Backup (Canada) Inc., Carbonite GmbH, Carbonite Operations BV, EVault, Inc. and Seagate Technology (US) Holdings, Inc., dated December 15, 2015.

23.1 *	Consent of Independent Auditors
99.1 +	Press Release, dated January 13, 2016
99.2 *	Unaudited condensed consolidated financial statements of EVault as of January 1, 2016 and July 3, 2015 and for the six months ended January 1, 2016 and January 2, 2015
99.3 *	Audited consolidated financial statements of EVault as of July 3, 2015 and June 27, 2014 and for the years ended July 3, 2015, June 27, 2014 and June 28, 2013
99.4 *	Unaudited pro forma condensed combined financial statements

* Filed herewith.
+ Previously filed/furnished with Form 8-K on January 13, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized on April 4, 2016.

CARBONITE, INC.

By:	/s/ Anthony Folger
Name:	Anthony Folger
Title:	Chief Financial Officer